Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Capital expenditure commitments

The Group has commitments amounting to RMB841,550 (US$132,058) for the purchase of certain data center equipment and construction in progress as of December 31, 2021, which are scheduled to be paid within one to two years.

Contingencies

In August 2020 (“Termination Date”), Bridge Datacentres (Mumbai) LLP (“Bridge Mumbai”), the Company’s subsidiary in India, exercised its rights under the force majeure clause and terminated its construction contact with Sterling & Wilson Private Limited (“S&W”), the contractor of its data center in India. Pursuant to the termination, S&W made a claim against Bridge Mumbai towards amounts payable for work performed through Termination Date, other costs and losses. In turn, Bridge Mumbai also submitted a claim against S&W towards the refund of cash advance payments previously made, and losses caused by S&W including delay in work performed, defective work, and replacement of contractor. In March 2021, Bridge Mumbai submitted a statement of defense. Based on management’s estimation and legal counsel’s advice, RMB31,162 (US$4,890) has been accrued and recorded in “Others, net” in the consolidated statements of comprehensive loss.

In 2021, S&W and the Bridge Mumbai have made further submissions and counter-submissions denying each other’s claims. The parties are in the process of completing the pre-trial formalities. No further consensus has been reached between S&W and the Bridge Mumbai. The Group and the legal counsel believes that the best estimation of losses remains unchanged for this arbitration.